Exhibit 99.2
HICKS ACQUISITION COMPANY I, INC. TO COMBINE WITH GRAHAM PACKAGING IN
PARTNERSHIP WITH BLACKSTONE-LED GROUP IN $3.2 BILLION TRANSACTION
•	Graham Packaging to Go Public Through Transaction with Special Purpose Acquisition Company

•	Graham a Global Market Leader in Value-Added Custom Plastic Containers, Widely Regarded as the Technology and Innovation Leader in its Industry

•	Blackstone to Maintain Largest Ownership Stake for Two Years

•	Transaction Will Preserve Company’s Existing Capital Structure
DALLAS, June 30, 2008—Hicks Acquisition Company I, Inc. (AMEX: TOH) (“Hicks Acquisition”), a Dallas-based special purpose acquisition company (“SPAC”) founded and headed by Thomas O. Hicks, announced today that it has reached an agreement in principle—subject to execution of a definitive agreement, which is expected to be finalized in the next few days—pursuant to which Graham Packaging Holdings Co. (“Graham Packaging” or the “Company”) will go public through a transaction with Hicks Acquisition in partnership with The Blackstone Group and the Graham Group (together, the “Current Graham Equity Holders”). The transaction, valued at approximately $3.2 billion, is believed to be the largest ever between a SPAC and an industrial company.
Following completion of the transaction, the combined enterprise will be renamed Graham Packaging Company and will apply for listing on the New York Stock Exchange. Blackstone has agreed it will maintain the largest ownership stake for at least two years as it continues to play an important role in guiding the Company strategically and operationally.
Founded in 1972 and based in York, Pennsylvania, Graham Packaging, with 2007 net sales of approximately $2.5 billion, is a global technology and innovation leader in value-added blow-molded rigid plastic containers for the branded food and beverage, household, personal care/specialty and automotive lubricant industries. Approximately 90 percent of the Company’s sales are in product categories in which it holds the number-one market position. Reflecting the importance to its customers of high levels of manufacturing expertise and technological innovation, the Company estimates that 80 percent of its products make use of proprietary Graham Packaging technology.
Mr. Hicks, founder and Chairman of Hicks Acquisition, said: “After considering more than a hundred possible transactions, we’re tremendously pleased to have identified Graham Packaging as the right transaction for Hicks Acquisition, and to be partnering with Blackstone, whose senior partners I have had close business relationships with for many years, and the other Current Graham Equity Holders. Under the leadership since December 2006 of a new management team headed by Chairman and CEO Warren Knowlton and COO/CFO Mark Burgess, Graham Packaging has burnished its already-outstanding reputation as the technology and innovation leader in its industry’s high-value-added segment and has significantly improved its operational and financial performance. We look forward to completing the transaction and supporting the management team as they continue to create value for Graham Packaging’s customers, continue to build a solid platform for profitable growth, and work to realize Graham Packaging’s full operational, financial and investment potential.”
Chinh Chu, a Graham Packaging board member and a Senior Managing Director at Blackstone, said: “Blackstone is pleased to partner with Tom Hicks and management for this next chapter of Graham Packaging as a public company.”
Warren Knowlton, Chairman and Chief Executive Officer of Graham Packaging, said: “We look forward to partnering with Tom Hicks and Blackstone, both of whom have long track records of value creation. Graham Packaging has made significant progress since December 2006. With the support of our new ownership group and our strong free cash flow from operations, we will continue to invest in and grow our business, pay down debt, accelerate our earnings growth, and meet the needs and expectations of our employees, customers, suppliers and stockholders.”
Graham Packaging is a market leader in value-added custom plastic containers, producing more than 20 billion container units annually at 83 manufacturing plants in North America, Europe and South America. It is the leading supplier of plastic containers for hot-fill juice and juice drinks, sports drinks, drinkable yogurt and smoothies, nutritional supplements, wide-mouth food, condiments, beer, liquid laundry detergent and motor oil.
The Company provides custom valued-added products to many of the world’s leading consumer product companies, including, among others, PepsiCo, Coca-Cola, Danone/Dannon, Ocean Spray, Heinz, Abbott, Arizona Beverages, Nestlé/Gerber, Anheuser-Busch, SAB Miller, Procter & Gamble, Unilever, Church & Dwight, Dial/Henkel, Clorox and Colgate.
The Company has an extensive global footprint and has led the industry in situating its manufacturing operations on or near the customer’s premises. A third of the Company’s plants employ an on-site manufacturing strategy. “We believe our collocation strategy enhances coordination with our customer base and is the cornerstone of improved sustainability for our customers and for us,” said Mr. Knowlton.
Details of the Transaction
Graham Packaging will go public through the transaction with Hicks Acquisition. In connection with the transaction, the current stockholders of Graham Packaging will receive $350 million of cash held in trust, 35.0 million common shares, and 2.8 million warrants upon completion of the transaction. The purchase consideration includes a transfer of value to the Current Graham Equity Holders of approximately 2.8 million Founder’s shares and warrants. In exchange, the Hicks-led sponsor will retain, through a series of transactions, Earnout Units, the shares of which have a trigger price of $13.75 and the warrants of which will become exercisable at a strike price of $10.00 and a trigger price of $15.00.
The transaction has been structured to preserve Graham Packaging’s existing capital structure and does not breach, or result in a default under, the Company’s existing credit facilities or constitute a “change of control” under the indentures of the Company’s existing senior and senior subordinated notes issues.

Hicks Acquisition’s existing public stockholders along with Mr. Hicks will own approximately 66 percent of Graham’s common shares outstanding after the completion of the transaction. The Current Graham Equity Holders, led by Blackstone, will remain in the aggregate the Company’s largest shareholder, with approximately 34 percent of the common shares outstanding, and will continue to play an important role in guiding the Company. The aforementioned common stock ownership percentages are calculated as basic ownership and exclude warrants and options from the ownership calculation. The existing management team, including Chairman and CEO Warren Knowlton and COO/CFO Mark Burgess, will continue to lead the Company. Completion of the transaction is subject to expiration or early termination of the applicable Hart-Scott-Rodino waiting period, Hicks Acquisition stockholder approval and other customary closing conditions, and is expected to occur later this year.
Hicks Acquisition was advised with regard to the transaction by Citi and the law firm of Akin Gump Strauss Hauer & Feld LLP. Houlihan Lokey served as a financial advisor to the independent directors of Hicks Acquisition. Graham Packaging was advised with regard to the transaction by Deutsche Bank Securities Inc., Blackstone Advisory Partners, and the law firm of Simpson Thacher & Bartlett LLC.
Necessary Steps for Consummation of the Transaction
As provided in Hicks Acquisition’s certificate of incorporation, each holder of Hicks Acquisition’s common stock has the right to convert such holder’s shares into cash if such holder votes against the transaction, elects to exercise such holder’s conversion rights and the transaction is approved and completed.
Hicks Acquisition cannot complete the transaction unless (1) a majority of the shares issued in the initial public offering cast at the stockholders’ meeting are voted in favor of the transaction; (2) holders of no more than 16,559,999 shares of common stock (such number representing 30 percent minus one share of the 55,200,000 shares of Hicks Acquisition issued in the initial public offering) vote against the transaction and exercise their conversion rights to have their shares converted into cash; and (3) certain other customary conditions are satisfied.
All of Hicks Acquisition’s initial stockholders have agreed to vote an aggregate of 13,800,000 shares, or 20.0% of Hicks Acquisition’s outstanding common stock, issued to them prior to the initial public offering in accordance with the vote of the holders of a majority of the shares issued in the initial public offering and have agreed to vote any of shares acquired in or following the initial public offering in favor of the transaction.
About Hicks Acquisition Company I, Inc.
Hicks Acquisition is a special purpose acquisition company, launched in October 2007 in an initial public offering that was at the time, at $552 million of gross proceeds, the largest SPAC IPO. Founded by Thomas O. Hicks, Hicks Acquisition was formed for the purpose of acquiring, or acquiring control of, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, one or more businesses or assets. It currently has no operating businesses.
About The Blackstone Group
Blackstone (NYSE: BX) is one of the world’s leading investment and advisory firms with total assets under management of approximately $113 billion. Blackstone seeks to create positive economic impact and long-term value for its investors, the companies it invests in, the companies it advises and the broader global economy. Blackstone accomplishes this through the commitment of its extraordinary people and flexible capital. Blackstone’s alternative asset management businesses include the management of corporate private equity funds, real estate funds, hedge funds, funds of funds, debt funds, collateralized loan obligation vehicles (CLOs) and closed-end mutual funds. The Blackstone Group also provides various financial advisory services, including mergers and acquisitions advisory, restructuring and reorganization advisory and fund placement service. Further information is available at www.blackstone.com.
Conference Call
Hicks Acquisition and Graham Packaging will host a conference call for analysts, investors and other interested parties on Monday, June 30, 2008, at 10 a.m. Eastern Time (ET) to discuss the transaction. To participate, please call the toll-free number 1-877-719-9799 (U.S. callers only) or, from outside the U.S., 1-719-325-4768. For those unable to participate in the live call, a replay of the call will be available toll-free at 1-888-203-1112 (U.S. callers only), or at 719-457-0820 (callers outside the U.S.). The passcode for the replay is 8752864. To help ensure the conference begins in a timely manner, please dial in 5 to 10 minutes prior to the scheduled start time.
Slides complementary to the presentation are available at the Securities and Exchange Commission (the “SEC”) website (www.sec.gov) as part of the Current Report on Form 8-K filed by Hicks Acquisition.
No Assurances
There can be no assurance that the transaction will be completed, nor can there be any assurance, if the transaction is completed, that the potential benefits of combining the companies will be realized. The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the definitive agreement relating to the transaction, a copy of which will be filed by Hicks Acquisition with the SEC as an exhibit to a Current Report on Form 8-K.

Hicks Acquisition Contacts:	Roy Winnick or Mark Semer
Kekst and Company
212-521-4842 or 4802
roy-winnick@kekst.com
mark-semer@kekst.com

Blackstone Group Contact:	Peter Rose
212-583-5871
rose@blackstone.com

Graham Packaging Contact:	Donald C. Sarvey
Editorial Enterprises, Inc.
717-236-7716
editorialenterprises@earthlink.net
Additional Information about the Transaction and Where to Find It
In connection with the transaction, Graham Packaging will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Hicks

Acquisition and that will constitute a prospectus of Graham Packaging. Hicks Acquisition will mail the proxy statement/prospectus to its stockholders. Before making any voting decision, Hicks Acquisition urges its investors and security holders to read the proxy statement/prospectus regarding the transaction when it becomes available because it will contain important information. Hicks Acquisition stockholders may obtain copies of all documents filed with the SEC regarding the transaction, free of charge, at the SEC’s website (www.sec.gov) or by directing a request to Hicks Acquisition at 100 Crescent Court, Suite 1200, Dallas, TX 75201.
Participants in the Solicitation
Hicks Acquisition and its directors and officers may be deemed participants in the solicitation of proxies to Hicks Acquisition’s stockholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in Hicks Acquisition is contained in Hicks Acquisition’s annual report on Form 10-K for the fiscal year ended December 31, 2007, which was filed with the SEC, and will also be contained in the proxy statement/prospectus regarding the transaction when it becomes available. Hicks Acquisition’s stockholders may obtain additional information about the interests of the directors and officers of Hicks Acquisition in the transaction by reading the proxy statement/prospectus and other materials to be filed with the SEC regarding the transaction when such information becomes available.
Information Concerning Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this presentation include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: uncertainties as to the timing of the transaction, approval of the transaction by Hicks Acquisition’s stockholders; the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals; costs related to the transaction; the competitive environment in the industry in which Graham Packaging operates; the diversion of management time on transaction-related issues; general economic conditions such as inflation or recession; Graham Packaging’s ability to maintain margins due to future increases in commodity prices; Graham Packaging’s loss of large customers; operating Graham Packaging as a public company; Graham Packaging’s continuing net losses; the terms of Graham Packaging’s debt instruments, which restrict the manner in which Graham Packaging conducts its business and may limit Graham Packaging’s ability to implement elements of its business strategy; Graham Packaging’s indebtedness, which could adversely affect Graham Packaging’s cash flow; that despite Graham’s current levels of indebtedness, Graham Packaging may incur additional debt in the future, which could increase the risks associated with Graham Packaging’s leverage; Graham Packaging’s recovery of the carrying value of its assets; Graham Packaging’s exposure to fluctuations in resin prices and its dependence on resin supplies; risks associated with Graham Packaging’s international operations; Graham Packaging’s dependence on significant customers and the risk that customers will not purchase Graham Packaging’s products in the amounts expected by Graham Packaging under their requirements contracts; that the majority of Graham’s sales are made pursuant to requirements contracts; Graham Packaging’s ability to develop product innovations and improve Graham Packaging’s production technology and expertise; infringement on Graham Packaging’s proprietary technology; risks associated with environmental regulation and liabilities; Graham Packaging’s dependence on key management and its labor force and the material adverse effect that could result from the loss of their services; risks associated with a significant portion of Graham Packaging’s employees being covered by collective bargaining agreements; Graham Packaging’s dependence on blow molding equipment providers; market conditions for Graham Packaging’s products; the inability to maintain growth rates; and the related impact on revenue, net income and fund inflows/outflows. Actual results may differ materially from those contained in the forward-looking statements in this press release. Hicks Acquisition and Graham Packaging undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.